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                                  EXHIBIT 10.11

                                AMENDMENT TO THE

                              EMPLOYMENT AGREEMENT

                  This Amendment Agreement, made as of the 20th day of October, 1999, is between Staff Builders, Inc., a Delaware corporation (the "Company") and Dale R. Clift (the "Executive").

                  WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of February 9, 1998 and amended by Amendment dated December 1, 1998 (the "Agreement"); and

                  WHEREAS, the parties now desire to further amend the Agreement as provided herein;

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                  1.  Paragraph 1 is hereby amended to change the Executive's position to Senior Vice President, Financial Strategy.
                  2.  Paragraph 2 relating to duties shall be amended such that
                      Executive will perform limited employment duties as
                      directed by the Chief Executive Officer.
                  3. Paragraph 3 relating to compensation shall be reduced to $24,000.00 per year.
                  4.  Paragraph 3 shall be amended to delete sub-sections (b),
                      (d) (e), (f), (g), (h), (i) and (j).
                  5.  Paragraph 4 shall be amended to delete sub-section (d).

                  Except as expressly amended herein, all other terms, conditions, agreements, representations and warranties contained in the Agreement shall remain in full force and effect.

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.



                                         STAFF BUILDERS, INC.




                                         BY /s/ Stephen Savitsky
                                           -------------------------------------







                                            /s/ Dale R. Clift
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